BMC Buckbee-Mears St. Paul

A unit of BMC Industries, Inc.

278 East 7th Street

St. Paul, MN 55101

(651) 228-6400 / (800)BMC-Etch

Fax (651) 228-6541

January 14, 2003

Mr. Henry Zaidan

President

GMT Corporation

245 E. Sixth Street

St. Paul, MN  55101-1918

Dear Henry,

Please accept this letter as official notice that Buckbee-Mears will terminate the lease for the PS-3 space on February 28, 2003.

Please contact me if you have any questions.

Sincerely,

/s/Dennis Malecek

Dennis Malacek

Director of Operations

651-228-6471